Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: J
PAGE OF PAGES: 1 | 12

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00001	04-Aug-2008	SEE SCHEDULE	

6. ISSUED BY CODE W81XWH
USA MED RESEARCH ACQ ACTIVITY
820 CHANDLER ST
FORT DETRICK MD 21702-5014

7. ADMINISTERED BY (If other than item 6) CODE W81XWH
USA MED RESEARCH ACQ ACTIVITY
ATTN: LISA SAWYER
LISA.SAWYER@AMEDD.ARMY.MIL
FORT DETRICK MD 21702-5014

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
IONFINITY LLC
171 N ALTADENA DRIVE
UNIT 101
PASADENA CA 91001-5436

CODE 1ZBL9 FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO.
W81XWH-06-C-0386

X 10B. DATED (SEE ITEM 13)
15-Aug-2006

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Unilateral - SBIR PL 97-219-443, 102-564 and 106-554

E. IMPORTANT: Contractor [X] is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: lsawyer085624

Pursuant to STTR Program, this modification is the official award of Phase II in accordance with the Contractor's Phase II Proposal No. A2-3228, which is hereby incorporated by reference.
Project Title: Advanced Robotic Detection of Chemical Agents, Toxic Industrial Gases, and IEDs for Force Health Protection.
Project Manager: James Weiss
Period of Performance: Phase I: 15 August 2006 - 14 July 2007(Research ends 14 February 07)
Phase II - Year 1: 4 August 2008 - 3 August 2009; Phase II, Year 2 to be incrementally funded: 4 August 2009 - 3 January 2011 (Research ends 3 August 2010; the five additional months are to allow for close-out).

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JOSEPH S. LITTLE / CONTRACTING OFFICER TEL: 301-619-2546 EMAIL: joseph.s.little@us.army.mil	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY Joseph S. Little (Signature of Contracting Officer)	16C. DATE SIGNED 01-Aug-2008

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84
30-105-04
STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

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SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION A — SOLICITATION/CONTRACT FORM
The total cost of this contract was increased by $750,000.00 from $99,998.00 to $849,998.00.
The following have been modified:
CONTRACT INFORMATION
Contract Specialist:
U.S. Army Medical Research Acquisition Activity (USAMRAA)
ATTN: MCMR-AAA-B/Ms. Lisa Sawyer
820 Chandler Street
Fort Detrick, MD 21702-5014
Voice: 301-619-6661
Fax: 301-619-2254
E-mail: lisa.sawyer@amedd.army.mil
Contracting Officer (KO) (Authorized official to bind the Government in Contracts):
U.S. Army Medical Research Acquisition Activity (USAMRAA)
ATTN: MCMR-AAA-B/Mr. Joseph S. Little
820 Chandler Street
Fort Detrick, MD 21702-5014
Voice: 301-619-2546
Fax: 301-619-3166
E-mail: joseph.little@amedd.army.mil
Contracting Officer’s Representative (COR) (Government customer/office receiving supplies/services):
U.S. Army Medical Research and Materiel Command
Telemedicine and Advanced Technology Research Center
ATTN: MCMR-ZB-T/Dr. Gary Gilbert
504 Scott Street
Fort Detrick, MD 21702-5012
Voice: 301-619-4043
E-mail: gilbert@tatrc.org
CONTRACT SUMMARY
RESEARCH TITLE: Advanced Robotic Detection of Chemical Agents, Toxic Industrial Gases, and IEDs for Force Health Protection
PRINCIPAL INVESTIGATOR/PROJECT MANAGER: Mr. James Weiss
TERM OF CONTRACT: Phase I — 15 August 2006 — 14 July 2007 (Research ends 14 February 2006) The additional 5 months are to allow 1 month for submission of final report and 4 months to allow for Phase II determination.

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No costs will be recognized for the period 15 July 2007 — 3 August 2008.

Phase II:	Year 1: 4 August 2008 – 3 August 2009

Year 2 to be incrementally funded: 4 August 2009 – 3 January 2011 (Research ends on 3 August 2010). The additional 5 months are to allow for close-out. The scope of this contract encompasses the complete Army process to include all phases of the award. Therefore, the term of this contact is for up to five (5) years unless otherwise ending sooner.

CONTRACT VALUE, PHASE I:	$99,998.00

CONTRACT VALUE, PHASE II:	Year 1: $375,000
Year 2: $375,000 (Unfunded)

FUNDING PROVIDED TO DATE:	$474,998.00

CONTRACT TYPE:	Firm Fixed Price
SECTION B — SUPPLIES OR SERVICES AND PRICES
Global Changes
CLIN 0001 — CLIN 0002
The NAICS code has changed from 541710 to 541711.

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CLIN 0003 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		12	Months	$31,250.00	$375,000.00
	SBIR Phase II — Year I
	FFP
	The Contractor shall furnish the necessary equipment, personnel, facilities, and supplies to conduct the SBIR Phase II research objectives in accordance with the Contract Schedule and the Contractor’s Proposal No. A2-3228, Topic Number A06-T029, entitled “Advanced Robotic Detection of Chemical Agents, Toxic Industrial Gases, and IEDs for Force Health Protection,” dated 12 March 2008, which is hereby incorporated by reference. ERMS Log No. 06188012. PI: James Weiss. See Section G for payment instructions. Twelve monthly progress reports are to be provided.

	Period of Performance: 4 August 2008 - 3 August 2009
	FOB: Destination
	MFR PART NR: s
	PURCHASE REQUEST NUMBER: W81XWH8175M660

				NET AMT	$375,000.00

	ACRN AB				$375,000.00
	CIN: W81XWH8175M6600001

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CLIN 0004 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004		12	Months	$31,250.00	$375,000.00
	SBIR Phase II — Year 2 Unfunded
	FFP
	The Contractor shall furnish the necessary equipment, personnel, facilities, and supplies to conduct the SBIR Phase II research objectives in accordance with the Contract Schedule and the Contractor’s Proposal No. A2-3228, Topic Number A06-T029, entitled “Advanced Robotic Detection of Chemical Agents, Toxic Industrial Gases, and IEDs for Force Health Protection,” dated 12 March 2008, which is hereby incorporated by reference. ERMS Log No. 06188012. PI: James Weiss. See Section G for payment instructions. Twelve monthly progress reports are to be provided.

	Period of Performance: 4 August 2009 - 3 January 2011 (Research ends 3 August 2010). The additional 5 months are to allow for contract closeout.

	FOB: Destination
	PURCHASE REQUEST NUMBER: W81XWH8175M660

				NET AMT	$375,000.00
CLIN 0005 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005					NSP
Contractor Manpower Report (CMR)
FFP
Price associated with the input of the Accounting for Contract Services is $0. Manpower hours shall be entered into the CMR website, which is maintained and operated by the Assistant Secretary of the Army (Manpower & Reserve Affairs). See the “CMR” paragraph in the SOW under Section C for this instructions for reporting. Unit Identification Code for the Requiring Activity is W03JAA.
FOB: Destination

NET AMT

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SECTION C — DESCRIPTIONS AND SPECIFICATIONS
The following have been modified:
PROJECT MANAGER
The Project Manager for this contract is James Weiss. This individual shall be continuously responsible for the conduct of the research project. The contractor shall obtain the Contracting Officer’s approval to change the Project Manager or to continue the research work during a continuous period in excess of three months without the participation of an approved Project Manager. This contract is based on the Project Manager devoting 240 hours of effort to the project over the term of the contract. The contractor shall advise the Contracting Officer if the Principal Investigator will, or plans to, devote substantially less effort to the work than estimated in the contractor’s proposal. A curriculum vitae shall be provided for professional associates added to the research project or substituted during the course of work.
SECTION E — INSPECTION AND ACCEPTANCE
The following Acceptance/Inspection Schedule was added for CLIN 0003:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	N/A	Government
The following Acceptance/Inspection Schedule was added for CLIN 0004:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government
The following Acceptance/Inspection Schedule was added for CLIN 0005:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government
SECTION F — DELIVERIES OR PERFORMANCE
The following Delivery Schedule item has been added to CLIN 0005:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 04-AUG-2008 TO	N/A	USA MED RESEARCH AND MATERIEL COM	W23RYX
03-JAN-2011		JUANITA LIVINGSTON
504 SCOTT STREET
FORT DETRICK MD 21702-5012
FOB: Destination
The following have been modified:
PERIOD OF PERFORMANCE
The Period of Performance for this STTR Phase 1 contract is 15 August 2006 – 14 July 2007 (research ends 14 February 2007 for base period). The additional 5 months are to allow 1 month for submission of final report and 4 months to allow for Phase II determination. Phase II Year 1: 4 August 2008 – 3 August 2009; Phase II, Year 2 to be incrementally funded: 4 August 2009 – 3 January 2011 (Research ends 3 August 2010).

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REPORTING REQUIREMENTS (MARCH 2005) (USAMRAA)
REPORTING REQUIREMENTS (JAN 2007) (USAMRAA)
Technical reporting requirements (Programmatic Line Review, Monthly, Quarterly, and/or Annual/Final Reports) applicable to this award are annotated below:
PROGRAMMATIC LINE REVIEW (PLR)
a. The reporting requirements for Telemedicine and Advanced Technology Research Center (TATRC) include quarterly, annual and final reports and the Principal Investigator’s (PI’s) participation in at least one programmatic line review (PLR) for this project each year of the project’s period-of-performance.
b. The PI shall prepare for and participate in at least one PLR for this project for each year of the project’s term, at the COR’s request. The invitation and format for the programmatic review will be provided by TATRC at least 90 days prior to the meeting. The meetings will generally be held in the Fort Detrick, Maryland, area, but may occur elsewhere in the U.S. Participation in the PLR will be in lieu of submitting next scheduled Quarterly report required under the award.
MONTHLY TECHNICAL PROGRESS REPORTS
a. The contractor shall submit a Monthly Technical Progress Report covering work accomplished during each month of contract performance. It shall be brief, factual, and informal, and shall be prepared in accordance with the following:
(l) Cover containing:
(a) Contract number and title
(b) Type of report, sequence number of report, and period of performance being reported
(c) Contractor’s name, address, and telephone number
(d) Principal Investigator
(e) Date of publication
(f) Contracting Officer’s Representative
(2) Section I — A brief introduction covering the purpose and scope of the research effort.
(3) Section II — A brief description of overall progress to date plus a separate description for each task or other logical segment of work on which effort was expended during the report period. Description shall include pertinent data and graphs in sufficient detail to explain any significant results achieved.
(4) Section III — Problem Areas
(a) A description of current problems that may impede performance along with proposed corrective action.

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(b) A description of anticipated problems that have a potential to impede progress and what corrective action is planned should the problem materialize.
(5) Section IV — A description of work to be performed during the next reporting period.
(6) Section V — Administrative Comments (Optional) — Description of proposed site visits and participation in technical meetings, journal manuscripts in preparation, coordination with other organizations conducting related work, etc.
(7) Section VI — A Gantt Chart showing actual progress versus scheduled progress.
b. Monthly Technical Progress Reports shall be prepared by the seventh day following the month being reported, and shall be received within 10 days of the report month. The Monthly Technical Progress Report shall be submitted to the following addresses:

One Copy:	Director
U.S. Army Medical Research Acquisition Activity (USAMRAA)
ATTN: MCMR-AAA-B (W81XWH-06-C-0386)
820 Chandler Street
Fort Detrick, MD 21702-5014

One Copy:	Telemedicine and Advanced Technology Research Center
Attn: Dr. Gary Gilbert
504 Scott Street
Fort Detrick, MD 21702-5012
Email: gilbert@tatrc.org
FORMAT REQUIREMENTS FOR ANNUAL/FINAL REPORTS
a. Annual reports must provide a complete summary of the research accomplishments to date with respect to the approved Statement of Work. Journal articles can be substituted for detailed descriptions of specific aspects of the research, but the original articles must be attached to the report as an appendix and appropriately referenced in the text. The importance of the report to decisions relating to continued support of the research cannot be over-emphasized. A report shall be submitted within 30 calendar days of the anniversary date of the award (a final report will be submitted upon completion of the research (last year of the award)).
b. A final report summarizing the entire research effort, citing data in the annual reports and appended publications shall be submitted at the end of the award performance period. The final report will provide a complete reporting of the research findings. Journal publications can be substituted for detailed descriptions of specific aspects of the research, but an original copy of each publication must be attached as an appendix and appropriately referenced in the text. All final reports must include a bibliography of all publications and meeting abstracts and a list of personnel (not salaries) receiving pay from the research effort.
Although there is no page limitation for the reports, each report shall be of sufficient length to provide a thorough description of the accomplishments with respect to the approved Statement of Work. Submission of the report in electronic format (PDF or Word file only) shall be submitted to https://ers.detrick.army.mil.
All reports shall have the following elements, in this order:
FRONT COVER: A Sample front cover is provided at https://mrmc.detrick.army.mil/rrpindex.asp. The Accession Document (AD) Number should remain blank.

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STANDARD FORM 298: A Sample SF 298 is provided at https://mrmc.detrick.army.mil/rrpindex.asp. The abstract in Block 13 must state the purpose, scope, major findings and be an up-to-date report of the progress in terms of results and significance. Subject terms are keywords that may have previously assigned to the proposal abstract or are keywords that may be significant to the research. The number of pages shall include all pages that have printed data (including the front cover, SF 298, table of contents, and all appendices). Please count pages carefully to ensure legibility and that there are no missing pages as this delays processing of reports. Page numbers should be typed: please do not hand number pages.
TABLE OF CONTENTS: Sample table of contents provided at https://mrmc.detrick.army.mil/rrpindex.asp.
INTRODUCTION: Narrative that briefly (one paragraph) describes the subject, purpose and scope of the research.
BODY: This section of the report shall describe the research accomplishments associated with each task outlined in the approved Statement of Work. Data presentation shall be comprehensive in providing a complete record of the research findings for the period of the report. Provide data explaining the relationship of the most recent findings with that of previously reported findings. Appended publications and/or presentations may be substituted for detailed descriptions of methodology but must be referenced in the body of the report. If applicable, for each task outlined in the Statement of Work, reference appended publications and/or presentations for details of result findings and tables and/or figures. The report shall include negative as well as positive findings. Include problems in accomplishing any of the tasks. Statistical tests of significance shall be applied to all data whenever possible. Figures and graphs referenced in the text may be embedded in the text or appended. Figures and graphs can also be referenced in the text and appended to a publication. Recommended changes or future work to better address the research topic may also be included, although changes to the original Statement of Work must be approved by the Army Contracting Officer’s Representative. This approval must be obtained prior to initiating any change to the original Statement of Work.
KEY RESEARCH ACCOMPLISHMENTS: Bulleted list of key research accomplishments emanating from this research.
REPORTABLE OUTCOMES: Provide a list of reportable outcomes that have resulted from this research to include:
manuscripts, abstracts, presentations; patents and licenses applied for and/or issued; degrees obtained that are supported by this award; development of cell lines, tissue or serum repositories; infomatics such as databases and animal models, etc.; funding applied for based on work supported by this award; employment or research opportunities applied for and/or received based on experience/training supported by this award.
CONCLUSION: Summarize the results to include the importance and/or implications of the completed research and when necessary, recommend changes on future work to better address the problem. A “so what section” which evaluates the knowledge as a scientific or medical product shall also be included in the conclusion of the report.
REFERENCES: List all references pertinent to the report using a standard journal format (i.e. format used in Science, Military Medicine, etc.).
APPENDICES: Attach all appendices that contain information that supplements, clarifies or supports the text. Examples include original copies of journal articles, reprints of manuscripts and abstracts, a curriculum vitae, patent applications, study questionnaires, and surveys, etc.
Pages shall be consecutively numbered throughout the report. DO NOT RENUMBER PAGES IN THE APPENDICES.

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Mark all pages of the report which contain proprietary or unpublished data that should be protected by the U.S. Government. REPORTS NOT PROPERLY MARKED FOR LIMITATION WILL BE DISTRIBUTED AS APPROVED FOR PUBLIC RELEASE. It is the responsibility of the Principal Investigator to advise the U.S. Army Medical Research and Materiel Command when restricted limitation assigned to a document can be downgraded to Approved for Public Release. DO NOT USE THE WORD “CONFIDENTIAL” WHEN MARKING DOCUMENTS.
SECTION G — CONTRACT ADMINISTRATION DATA
Accounting and Appropriation
Summary for the Payment Office
As a result of this modification, the total funded amount for this document was increased by $375,000.00 from $99,998.00 to $474,998.00.
CLIN 0003:
Funding on CLIN 0003 is initiated as follows:
ACRN: AB
CIN: W81XWH8175M6600001
Acctng Data: 2182040000006N6N7A66550286100255YPSTTR0MIPR8J6NR4D1888P66ST011071
Increase: $375,000.00
Total: $375,000.00
The following have been modified:
PAYMENTS
a. CLIN 0001AA: The Government agrees to provide five partial payments of $16,666.33 upon receipt and acceptance of five monthly progress reports.
b. CLIN 0001AB: The Government agrees to provide one partial payments of $16,666.65 upon receipt and acceptance of the final report for Phase I.
c. CLIN 0003: The Government agrees to provide twelve (12) partial payments of $31,250 upon receipt and acceptance of twelve (12) monthly progress reports.
d. CLIN 0004: The Government agrees to provide twelve (12) partial payments of $31,250 upon receipt and acceptance of twelve (12) monthly progress reports and one final report.

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INVOICE PROCEDURES:
a. The Contractor shall submit electronically by e-mail to kathy.guertin@det.amedd.army.mil the monthly/final reports and the Standard Form (SF) 1034, Public Voucher for Purchases and Services Other Than Personal. The SF 1034 can be obtained from:
http://www.usamraa.army.mil/pages/index.cfm
b. Each voucher submitted must state the period of performance. Each voucher submitted must request payment for the amount stated in the Payment clause.
SECTION I — CONTRACT CLAUSES
The following have been added by full text:
252.232-7007      LIMITATION OF GOVERNMENT’S OBLIGATION (MAY 2006)
(a) Contract line item(s) 0001 through 0005 are incrementally funded. For these item(s), the sum of $474,998.00 of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (j) of this clause.
(b) For items(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government’s convenience, approximates the total amount currently allotted to the contract. The Contractor is not authorized to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled “TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT.” As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).
(c) Notwithstanding the dates specified in the allotment schedule in paragraph (j) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor’s best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (j) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (j) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor’s notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled “TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT”.

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(d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.
(e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled “disputes.”
(f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.
(g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled “DEFAULT.” The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract if fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.
(h) Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled “TERMINATION FOR CONVENIENCE OF THE GOVERNMENT.”
(i) Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342.
(j) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:
On execution of modification P00001 — $474,998.00
On or about 15 July 2009 — $375,000.00 (End of clause)
(End of Summary of Changes)